Exhibit 10.35

FIRST AMENDMENT TO

PRODUCT DEVELOPMENT AGREEMENT

THIS FIRST AMENDMENT TO PRODUCT DEVELOPMENT AGREEMENT (“Amendment”), dated as of April 2, 2013 (“Amendment Effective Date”), is by and between (1) Scilex Pharmaceuticals, LLC, a company organized under the laws of the State of Delaware, with offices located at 1608 Walnut Street, Philadelphia, Pennsylvania, 92618 USA (“Scilex”), and (2) Oishi Koseido Co., Ltd., a company formed in accordance with and by virtue of the laws of Japan, having its registered office at 1-933, Honmachi, Tosu, Saga, 841-0037 Japan (“Oishi”), together with ITOCHU CHEMICAL FRONTIER Corporation, a company formed in accordance with and by virtue of the laws of Japan, having its registered office at 5-1 Kita-Aoyama 2-Chome-Minato-Ku Tokyo, Japan (“Itochu,” Oishi and Itochu are collectively “Developers”), and amends the Product Development Agreement by and between Scilex and Developers dated May 11, 2011 (“Original Agreement”). Scilex and Developers may herein after individually be referred as a “Party” or collectively as “Parties.” Capitalized terms herein used which are not herein defined shall have the respective meanings ascribed to them in the Original Agreement. All references to the term “Agreement” in the Original Agreement shall be deemed to include all of the terms and conditions of this Amendment.

WHEREAS, the Parties, for their mutual benefit, now wish to amend the Original Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and obligations of the Parties herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

AMENDMENT

1.          TERRITORY. Section 1.48 of the Original Agreement is hereby deleted, in its entirety, and replaced with the following:

“1.48 “Territory” means the United States, Canada and all countries in Latin America, including without limitation, each of their respective territories and possessions.”

2.          NO OTHER AMENDMENTS. Except as herein set forth, the Original Agreement has not been modified and, as amended by this Amendment, remains of full force and effect. To the extent there are any inconsistencies or ambiguities between the specific subject matter of this Amendment and the Original Agreement, the terms of this Amendment shall supersede and prevail.

3.          COUNTERPARTS. This Amendment may be executed in three or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument. Signatures to this Amendment transmitted by facsimile, email, portable document format (or .pdf) or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Amendment shall have the same effect as the physical delivery of the paper document bearing original signature.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.

SCILEX PHARMACEUTICALS, LLC

By:	/s/ Anthony Mack
Anthony Mack
Chief Executive Officer

OISHI KOSEIDO CO., LTD

By:	/s/ Koji Oishi
Koji Oishi
President & Chief Executive Officer

ITOCHU CHEMICAL FRONTIER Corporation

By:	/s/ Toshinari Hidekuma
Toshinari Hidekuma
Director Managing Executive Officer,
Pharmaceutical Division